UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019

_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On May 9, 2019, Barings BDC, Inc. (the "Company") completed a $449.3 million term debt securitization (the “Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the Debt Securitization (collectively, the “2019 Notes”) were issued by Barings BDC Static CLO Ltd. 2019-I (“BBDC Static CLO Ltd.”) and Barings BDC Static CLO 2019-I, LLC, wholly-owned and consolidated subsidiaries of the Company (collectively, the “Issuers”), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Debt Securitization was executed through a private placement of approximately $296.8 million of AAA(sf) Class A-1 Senior Secured Floating Rate 2019 Notes (“Class A-1 2019 Notes”), which bear interest at the three-month LIBOR plus 1.02%; $51.5 million of AA(sf) Class A-2 Senior Secured Floating Rate 2019 Notes (“Class A-2 2019 Notes”), which bear interest at the three-month LIBOR plus 1.65%; and $101.0 million of Subordinated 2019 Notes which do not bear interest and are not rated. The Company retained all of the Subordinated 2019 Notes issued in the Debt Securitization in exchange for the Company’s sale and contribution to BBDC Static CLO Ltd. of the initial closing date portfolio, which included loans and participation interests therein distributed to the Company by Barings BDC Senior Funding I, LLC (“BSF”), a wholly-owned financing subsidiary of the Company. The 2019 Notes are scheduled to mature on April 15, 2027; however the 2019 Notes may be redeemed by the Issuers, at the direction of the Company as holder of the Subordinated 2019 Notes, on any business day after May 9, 2020. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuers.
The Class A-1 2019 Notes and Class A-2 2019 Notes are the secured obligations of the Issuers, the Subordinated 2019 Notes are the unsecured obligations of BBDC Static CLO Ltd., and the indenture governing the 2019 Notes includes customary covenants and events of default. The 2019 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.
Following the closing of the Debt Securitization, the Company repaid $344.5 million of outstanding borrowings under BSF’s credit facility with Bank of America, N.A. (as amended and restated in December 2018, the “August 2018 Credit Facility”) with proceeds from the Debt Securitization. In addition, the Company reduced its Class A Loan Commitments under the August 2018 Credit Facility from $100.0 million to zero and reduced its Class A-1 Loan Commitments under the August 2018 Credit Facility from $500.0 million to $300.0 million, which collectively reduced total commitments under the August 2018 Credit Facility to $300.0 million effective May 9, 2019.
The Company serves as collateral manager to BBDC Static CLO Ltd. under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

Item 2.02.    Results of Operations and Financial Condition.
On May 9, 2019, the Company issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 and Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Set forth below are descriptions of the matters voted on at the Company’s 2019 Annual Meeting of Stockholders, held today, Thursday, May 9, 2019, and the final results of such voting:

Proposal 1 - Election of Directors
The following individuals, constituting all of the nominees named in the Company's Proxy Statement, as filed with the Securities and Exchange Commission on March 18, 2019, were elected as Class I directors to serve until the Company's 2022 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Against	Abstain	Broker Non-Votes
Eric Lloyd	22,665,414	368,085	225,488	11,389,944
Mark F. Mulhern	16,271,859	6,753,627	233,498	11,389,947
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
34,257,763	272,717	118,451

Item 7.01.    Regulation FD Disclosure.
The disclosure contained in Item 2.02 of this Current Report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 9, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: May 9, 2019	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer